Liquidity Services Acquires Machinio, a Leading Global Platform for Used Equipment Listings
Acquisition strengthens and expands Liquidity Services' platform for global equipment buyers and sellers with more scale, services and channels to conduct commerce
BETHESDA, MD -- July 10, 2018 -- Liquidity Services, Inc. (NASDAQ: LQDT), a global solution provider in the reverse supply chain with the world’s largest marketplace for business surplus, today announced it has acquired Machinio Corp., a leading global online platform for listing used equipment for sale in the construction, machine tool, transportation, printing and agriculture sectors. The acquisition expands the portfolio of solutions Liquidity Services offers its base of commercial and government customers to monetize assets. Machinio operates a robust online equipment listing marketplace, with over 1.2 million assets for sale, valued at over $25 billion, and 10 million annual website visits across 190 countries. Machinio also provides equipment sellers with a suite of online analytics tools and software solutions to optimize their business performance. Machinio customers will benefit from Liquidity Services’ global equipment industry experience and network of over three million registered buyers, providing further global exposure for Machinio’s equipment listings.

Machinio offers annual recurring subscriptions to over 2,200 dealers, brokers and other suppliers of used equipment that enable them to more efficiently sell their inventory to a broad base of interested buyers. Machinio uses proprietary technology, data management tools and a mobile first approach to connect buyers with the most relevant global supply of used equipment available for sale. In turn, Machinio provides sellers highly effective, automated tools to reach qualified business buyers. Machinio has grown rapidly over the past five years and now has a global team serving customers across Europe, North America, South America and Asia.

“This acquisition supports our strategy as the world’s largest marketplace for business surplus by expanding the services and channels we offer our sellers to maximize recovery and growing our network of buyers in important global equipment verticals,” said Bill Angrick, Chairman of the Board and CEO of Liquidity Services. “Machinio is delivering superior value to their customers and our combined offering will enable us to grow our transaction volume, expand our recurring revenue service offerings, and utilize technology and innovation to improve our seller and buyer experience.”

"We are excited to partner with Liquidity Services and look forward to leveraging their expertise and resources to deliver significant value to our customers. Liquidity Services’ global brand and strong relationships will further accelerate Machinio’s growth. Together, we will continue to enhance our platform and services to meet the needs of global sellers and buyers of used equipment,” said Dmitriy Rokhfeld, President of Machinio.

Machinio, based in Chicago and Berlin, will continue to operate under its current branding and management team led by executive co-founders Dmitriy Rokhfeld and Dan Pinto.

Liquidity Services has paid approximately $20.0 million of consideration for 100% of the equity in Machinio, consisting of approximately $18.0 million in cash, subject to working capital adjustments under the terms of the stock purchase agreement, and $2.0 million in restricted stock issued to Machinio’s executives in exchange for stock in Machinio. The net cash portion of the purchase price is estimated to be $16.7 million, net of the estimated cash assumed in the transaction and a working capital adjustment. Additional cash consideration, totaling no more than $5.0 million, may be paid based upon Machinio’s achievement of certain financial targets in calendar year 2019. In connection with the acquisition, Liquidity Services has also agreed to issue restricted stock valued at approximately $5.0 million to Machinio’s executives and employees. The restricted stock will be subject to performance-based vesting, based upon the achievement of certain annual revenue and adjusted EBITDA targets through calendar year 2021, in each case subject to each employee’s continued employment with Liquidity Services on such vesting dates and other standard terms and conditions set forth in the respective grant agreements. The value of these grants will be recorded as future equity-related compensation expense. The performance-based restricted stock relates to 702,003 shares of Liquidity Services common stock.

Liquidity Services expects the transaction to be dilutive to fiscal year 2018 GAAP earnings per share and will become accretive to GAAP earnings per share during fiscal year 2019. During this period, we expect Machinio’s operations to be cash neutral to Liquidity Services based on the growth of Machinio’s deferred revenues from its subscription services.

About Liquidity Services
Liquidity Services (NASDAQ:LQDT) operates a network of leading e-commerce marketplaces that enable buyers and sellers to transact in an efficient, automated environment offering over 500 product categories. The company employs innovative e-commerce marketplace solutions to manage, value and sell inventory and equipment for business and government sellers. Our superior service, unmatched scale and ability to deliver results enable us to forge trusted, long-term relationships with over 11,000 sellers worldwide. With over $7 billion in completed transactions, and over three million buyers in almost 200 countries and territories, we are the proven leader in delivering smart commerce solutions. Visit us at LiquidityServices.com. http://www.liquidityservicesinc.com.

Forward-Looking Statements

This press release contains forward-looking statements made under the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated benefits of the transaction to Machinio’s and Liquidity Services’ buyers and sellers, as well as the effects of the transaction on Liquidity Services’ transaction volume, earnings per share and cash position. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continues" or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are a number of risks and uncertainties that could cause results to differ materially from the forward-looking statements contained in this press release. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements include, among others: the effect of the announcement of the transaction on Machinio’s business relationships, operating results, and business generally; Liquidity Services’ ability to successfully integrate Machinio’s operations, service offerings and technology; risks that the integration efforts disrupt operations of Machinio’s and Liquidity Services’ ongoing business operations; and potential difficulties in Machinio employee retention as a result of the transaction; and other factors set forth in our filings with the SEC from time to time. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

Contact:
Julie Davis
Liquidity Services
202.558.6234
julie.davis@liquidityservices.com